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                                Cash Transactions


10-874150                     CABCO TR for Texaco
                              CAP 94-1

10/01/02                      Receipt of Interest on
                              Texaco Debs 8.625% 4/1/32           $2,277,000.00

10/01/02                      Funds Disbursed to
                              Holders of CABCO
                              Trust Certificates                  $2,277,000.00